Exhibit 4.2

Execution Version

SONOCO PRODUCTS COMPANY

to

REGIONS BANK
as Trustee

SIXTH SUPPLEMENTAL INDENTURE
Dated as of January 21, 2022

Supplemental to the Indenture
dated as of June 15, 1991

Establishing three series of Securities
designated

1.800% Notes Due 2025,

2.250% Notes Due 2027 and

2.850% Notes Due 2032

Table of Contents

i

Sixth SUPPLEMENTAL INDENTURE, dated as of January 21, 2022 (herein called the “Sixth Supplemental Indenture”), between Sonoco Products Company, a corporation duly organized and existing under the laws of the State of South Carolina (hereinafter called the “Company”), and Regions Bank (the “Trustee”), as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York) (the “Prior Trustee”), which was successor in interest to Wachovia Bank of North Carolina, National Association, as trustee under the Original Indenture referred to below (hereinafter called the “Original Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Original Trustee an indenture dated as of June 15, 1991 (hereinafter called the “Original Indenture”), to provide for the issuance from time to time in one or more series of its unsecured debentures, notes, bonds or other evidences of indebtedness (herein called the “Securities”), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

WHEREAS, pursuant to an Agreement of Resignation, Appointment and Acceptance, dated as of October 19, 2021, among the Company, the Prior Trustee and the Trustee, the Prior Trustee resigned under the Original Indenture and the Company appointed the Trustee, and the Trustee agreed to act as trustee, under the Original Indenture.

WHEREAS, Section 901(7) of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to, among other things, establish the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture;

WHEREAS, the Company desires to create three series of the Securities to be designated (i) the “1.800% Notes due 2025,” (ii) the “2.250% Notes due 2027” and (iii) the “2.850% Notes due 2032,” and all action on the part of the Company necessary to authorize the issuance of the Notes (as hereinafter defined) under the Original Indenture and this Sixth Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Sixth Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

NOW, THEREFORE, THIS SIXTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Notes (as hereinafter defined), as follows:

ARTICLE One

DEFINITIONS

Except to the extent such terms are otherwise defined in this Sixth Supplemental Indenture or the context clearly requires otherwise, all terms used in this Sixth Supplemental Indenture which are defined in the Original Indenture or the forms of Notes, attached hereto as Exhibits A, B and C, have the meanings assigned to them therein.

In addition, as used in this Sixth Supplemental Indenture, the following terms have the following meanings:

“2025 Notes” means the $400,000,000 aggregate principal amount of the 1.800% Notes due 2025 originally issued on the Issue Date and any other 1.800% Notes due 2025 issued after the Issue Date in accordance with clause (ii) of Section 2.3 hereof treated as a single series of securities for all purposes, as amended or supplemented from time to time in accordance with the terms of this Sixth Supplemental Indenture and the Original Indenture, that are issued pursuant to this Sixth Supplemental Indenture.

“2027 Notes” means the $300,000,000 aggregate principal amount of the 2.250% Notes due 2027 originally issued on the Issue Date and any other 2.250% Notes due 2027 issued after the Issue Date in accordance with clause (ii) of Section 2.3 hereof treated as a single series of securities for all purposes, as amended or supplemented from time to time in accordance with the terms of this Sixth Supplemental Indenture and the Original Indenture, that are issued pursuant to this Sixth Supplemental Indenture.

“2032 Notes” means the $500,000,000 aggregate principal amount of the 2.850% Notes due 2032 originally issued on the Issue Date and any other 2.850% Notes due 2032 issued after the Issue Date in accordance with clause (ii) of Section 2.3 hereof treated as a single series of securities for all purposes, as amended or supplemented from time to time in accordance with the terms of this Sixth Supplemental Indenture and the Original Indenture, that are issued pursuant to this Sixth Supplemental Indenture.

“Change of Control” means the occurrence of any one of the following:

(1)       the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries;

(2)       the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares;

(3)       the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction, measured by voting power rather than number of shares; or

(4)       the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the Notes of a series cease to be rated Investment Grade by at least two of the three Rating Agencies on any date during the period (the “Repurchase Period”) commencing 60 days prior to the first public announcement of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Repurchase Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). Unless at least two of the three Rating Agencies are providing a rating for the Notes of the applicable series at the commencement of any Repurchase Period, the Notes of that series will be deemed to have ceased to be rated Investment Grade by at least two of the three Rating Agencies during that Repurchase Period. Notwithstanding the foregoing, no Change of Control Repurchase Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Commission” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Inc. and its successors.

“Global Note” means a single permanent fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A, B or C attached hereto, as applicable.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).

“Issue Date” means the date on which the Notes are originally issued.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Notes” means (1) the 2025 Notes, (2) the 2027 Notes and (3) the 2032 Notes.

“Rating Agency” means each of Moody’s, S&P and Fitch; provided, that if any of Moody’s, S&P and Fitch ceases to provide rating services to issuers or investors, the Company may appoint a replacement for such Rating Agency.

“Repurchase Period” means the period commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Repurchase Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change).

“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the Board of Directors of such Person.

ARTICLE Two

TERMS AND ISSUANCE OF THE NOTES

Section 2.1.          Issue of Notes. Three series of Securities, which shall be designated the “1.800% Notes due 2025” in the case of the 2025 Notes, the “2.250% Notes due 2027” in the case of the 2027 Notes and the “2.850% Notes due 2032” in the case of the 2032 Notes, shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture, as amended, and this Sixth Supplemental Indenture (including the forms of Notes attached hereto as Exhibits A, B and C). The aggregate principal amount of the 2025 Notes which may be authenticated and delivered under this Sixth Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $400,000,000. The aggregate principal amount of the 2027 Notes which may be authenticated and delivered under this Sixth Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $300,000,000. The aggregate principal amount of the 2032 Notes which may be authenticated and delivered under this Sixth Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $500,000,000. Notwithstanding the foregoing, the Company may from time to time or at any time, without the consent of the Holders of the Notes of a series, issue additional Notes that have the same ranking, interest rate, maturity date and other terms as the Notes of such series (except for the issue date, the public offering price and, in some cases, the first interest payment date) (“Additional Notes”), which Additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series for purposes of this Sixth Supplemental Indenture and the Original Indenture with, the Notes of such series, provided that any Additional Notes are fungible with the Notes of the applicable series for U.S. federal income tax purposes. No Additional Notes may be issued if an “Event of Default” (as defined in the Original Indenture) has occurred and is continuing with respect to the Notes of the applicable series.

Section 2.2.          Form of Notes; Incorporation of Terms. The Notes of each series shall be issued initially in the form of a permanent Global Note substantially in the form of Exhibit A attached hereto, in the case of the 2025 Notes, Exhibit B attached hereto, in the case of the 2027 Notes and Exhibit C attached hereto, in the case of the 2032 Notes. The Notes may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange or depository rule, agreements to which the Company is subject and/or usage. The terms of the 2025 Notes set forth in Exhibit A, the terms of the 2027 Notes set forth in Exhibit B and the terms of the 2032 Notes set forth in Exhibit C are herein incorporated by reference and are part of the terms of this Sixth Supplemental Indenture.

Section 2.3.          Execution and Authentication. The Trustee, upon a Company Order and pursuant to the terms of the Original Indenture and this Sixth Supplemental Indenture, shall authenticate and deliver (i) the 2025 Notes for original issue in an initial aggregate principal amount of $400,000,000, the 2027 Notes for original issue in an initial aggregate principal amount of $300,000,000 and the 2032 Notes for original issue in an initial aggregate principal amount of $500,000,000 and (ii) any Additional Notes for original issue after the Issue Date in the amounts specified by the Company. Such Company Order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated and, if the Notes are to be Notes issued pursuant to clause (ii) above, that the Notes are to be Notes issued pursuant to clause (ii) above and the aggregate principal amount of Notes outstanding on the date of authentication. All of the Notes of a series issued under the Original Indenture and this Sixth Supplemental Indenture shall be treated as a single series for all purposes under the Original Indenture and this Sixth Supplemental Indenture, including, without limitation, waivers, amendments, and offers to purchase.

Notwithstanding Sections 202 and 303 of the Original Indenture, the Notes do not require a corporate seal to be reproduced thereon.

Section 2.4.          Depositary for Global Securities. The Depositary for the Securities of the series of which the Notes are a part shall be The Depository Trust Company in the City of New York.

Section 2.5.          Place of Payment. The Place of Payment in respect of the Notes will be at the principal office or agency of the Company in the City of New York, State of New York or at the office or place of business of the Trustee or its successor in trust under the Original Indenture, which, at the date hereof, is located at 10161 Centurion Parkway, Jacksonville, Florida 32256.

Section 2.6.          Redemption by the Company. The Notes of each series may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note of such series set forth hereto as Exhibit A, B and C. The Notes of each series shall be subject to mandatory redemption on the terms and conditions set forth in the form of Note of such series set forth hereto as Exhibit A, B or C, as applicable.

Section 2.7.          Change of Control Repurchase Event. Upon the occurrence of a Change of Control Repurchase Event with respect to a series, unless the Company has exercised its right to redeem the applicable series of Notes as described in Section 2.6 hereof, each Holder of the Notes of such series will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of Notes on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

Within 30 days following the date upon which the Change of Control Repurchase Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder of Notes, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Company will not be required to make a Change of Control Offer with respect to a series if a third party makes such an offer with respect to that series in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes of that series properly tendered and not withdrawn under its offer.

ARTICLE Three

MISCELLANEOUS

Section 3.1.          Execution as Supplemental Indenture. This Sixth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Sixth Supplemental Indenture forms a part thereof.

Section 3.2.          Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Original Indenture, which is required to be included in this Sixth Supplemental Indenture, or in the Original Indenture, respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 3.3.          Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.4.          Successors and Assigns. All covenants and agreements by the Company in this Sixth Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

Section 3.5.          Separability Clause. In case any provision in this Sixth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.6.          Benefits of Sixth Supplemental Indenture. Nothing in this Sixth Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Sixth Supplemental Indenture.

Section 3.7.          Execution and Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Exchange of signature pages to this Sixth Supplemental Indenture and the 2025 Notes, the 2027 Notes and the 2032 Notes by facsimile or electronic transmission shall constitute effective execution, delivery of this Sixth Supplemental Indenture and authentication of the 2025 Notes, the 2027 Notes and the 2032 Notes.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to the Indenture or any document to be signed in connection with this Sixth Supplemental Indenture shall be deemed to include electronic signatures (including, without limitation, any .pdf file, .jpeg file or any other electronic or image file, or any other “electronic signature” as defined under Signature Law (as defined below), including Orbit, Adobe Fill & Sign, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Trustee), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

This Sixth Supplemental Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 3.8.          Governing Law. This Sixth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, all as of the day and year first above written.

SONOCO PRODUCTS COMPANY

By:	/s/ Julie C. Albrecht
Name:	Julie C. Albrecht
Title:	Vice President and Chief Financial Officer

REGIONS BANK, as Trustee

By:	/s/ Craig A. Kaye
Name:	Craig A. Kaye
Title:	Vice President

EXHIBIT A

[FORM OF FACE OF 2025 NOTE]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

SONOCO PRODUCTS COMPANY
1.800% Notes due 2025

$[●]

NO. 2025-[●]	CUSIP 835495 AM4

SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal of [●] HUNDRED MILLION DOLLARS ($[●],000,000) on February 1, 2025, and to pay interest thereon from January 21, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing August 1, 2022, at the rate of 1.800% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: [●]

SONOCO PRODUCTS COMPANY

By:
Attest:			Name:
	Secretary		Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK, As Trustee

By:
Date: [●]		Authorized Officer

[FORM OF REVERSE OF 2025 NOTE]
SONOCO PRODUCTS COMPANY

1.800% Notes due 2025

1.       This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a Sixth Supplemental Indenture, dated as of January 21, 2022 (as so supplemented, herein called the “Indenture”), between the Company and Regions Bank (as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association), as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $400,000,000; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Notes as provided in the Indenture. Such additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

2.       At any time prior to February 1, 2023 (the “Par Call Date”), the Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the redemption date.

In addition, at any time on or after the Par Call Date, the Securities will be redeemable at any time or from time to time, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest on the Securities, calculated assuming a 360-day year consisting of twelve 30-day months, to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third Business Day preceding the applicable redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to verify or confirm any such calculation.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the principal amount of the Securities to be redeemed. New Securities in a principal amount equal to the unredeemed portion of the Securities will be issued in the name of the Holder of the Securities upon surrender for cancellation of the original Securities. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

3.       In the event that (a) the transactions contemplated by the Equity Purchase Agreement and Agreement and Plan of Merger, dated as of December 19, 2021 (the “Ball Metalpack Agreement”), among the Company, Magnet Merger Sub LLC, PE Spray Holdings, L.P., Ball Metalpack Holding, LLC, and Platinum Equity Advisors, LLC are not consummated on or before June 20, 2023 (the “Outside Date”) or (b) at any time prior to the Outside Date, the Ball Metalpack Agreement is terminated (either such event being a “Special Mandatory Redemption Event”), the Company shall redeem the Securities (the “Special Mandatory Redemption”) at the Special Mandatory Redemption Price. The “Special Mandatory Redemption Price” shall be a price equal to 101% of the principal amount of the Securities (or if the Special Mandatory Redemption Date (as defined below) falls on or after the Par Call Date, 100% of the principal amount of the Securities), plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

Notice of the occurrence of a Special Mandatory Redemption Event shall be delivered by the Company (a “Special Mandatory Redemption Notice”) to the Trustee within three Business Days following the occurrence of a Special Mandatory Redemption Event and at least five Business Days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company shall provide the Trustee with a notice to the Holders of the Securities that a Special Mandatory Redemption is to occur and request the Trustee to, at the Company’s expense, deliver (in accordance with the procedures of DTC) such notice; provided, however, that the Special Mandatory Redemption Notice and notice to Holders will be provided to the Trustee no less than three Business Days prior to the date that such notice is to be delivered to Holders, or such shorter time as the Trustee may agree. Within three Business Days (or such other minimum period as may be required by DTC) after the Trustee’s delivery of such notice of a Special Mandatory Redemption Event, the Company shall complete the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

On the Business Day prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee any amounts necessary to fund the redemption of the Securities at the Special Mandatory Redemption Price.

The Trustee shall use such amounts on deposit to pay the Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of DTC.

The provisions of this paragraph 3 may not be waived or modified without the written consent of all Holders of the Securities.

4.       Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each Holder of the Securities will have the right to require the Company to redeem the Securities on the terms and conditions set forth in the Indenture.

5.       If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6.       The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

7.       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8.       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

9.       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.       The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

11.       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

13.       All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

14.       The Securities of this series are not subject to any sinking fund.

15.       The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by Sonoco Products Company pursuant to Section 2.7 (Change of Control Repurchase Event) of the Indenture, check the box below:

[   ] Section 2.7

If you want to elect to have only part of the Security purchased by Sonoco Products Company pursuant to Section 2.7 of the Indenture, state the amount you elect to have purchased:

$______________

Date:	Your Signature:
(Sign exactly as your name appears on the Security)

Tax Identification Number: ___________

Signature guarantee: ____________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

EXHIBIT B

[FORM OF FACE OF 2027 NOTE]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

SONOCO PRODUCTS COMPANY
2.250% Notes due 2027

$[●]

NO. 2027-[●]	CUSIP 835495 AN2

SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal of [●] HUNDRED MILLION DOLLARS ($[●],000,000) on February 1, 2027, and to pay interest thereon from January 21, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing August 1, 2022, at the rate of 2.250% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: [●]

SONOCO PRODUCTS COMPANY

By:
Attest:			Name:
	Secretary		Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK, As Trustee

By:
Date: [●]		Authorized Officer

[FORM OF REVERSE OF 2027 NOTE]
SONOCO PRODUCTS COMPANY

2.250% Notes due 2027

1.       This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a Sixth Supplemental Indenture, dated as of January 21, 2022 (as so supplemented, herein called the “Indenture”), between the Company and Regions Bank (as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association), as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $300,000,000; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Notes as provided in the Indenture. Such additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

2.       At any time prior to January 1, 2027 (the “Par Call Date”), the Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the redemption date.

In addition, at any time on or after the Par Call Date, the Securities will be redeemable at any time or from time to time, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest on the Securities, calculated assuming a 360-day year consisting of twelve 30-day months, to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third Business Day preceding the applicable redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to verify or confirm any such calculation.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the principal amount of the Securities to be redeemed. New Securities in a principal amount equal to the unredeemed portion of the Securities will be issued in the name of the Holder of the Securities upon surrender for cancellation of the original Securities. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

3.       In the event that (a) the transactions contemplated by the Equity Purchase Agreement and Agreement and Plan of Merger, dated as of December 19, 2021 (the “Ball Metalpack Agreement”), among the Company, Magnet Merger Sub LLC, PE Spray Holdings, L.P., Ball Metalpack Holding, LLC, and Platinum Equity Advisors, LLC are not consummated on or before June 20, 2023 (the “Outside Date”) or (b) at any time prior to the Outside Date, the Ball Metalpack Agreement is terminated (either such event being a “Special Mandatory Redemption Event”), the Company shall redeem the Securities (the “Special Mandatory Redemption”) at the Special Mandatory Redemption Price. The “Special Mandatory Redemption Price” shall be a price equal to 101% of the principal amount of the Securities, plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (as defined below) (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

Notice of the occurrence of a Special Mandatory Redemption Event shall be delivered by the Company (a “Special Mandatory Redemption Notice”) to the Trustee within three Business Days following the occurrence of a Special Mandatory Redemption Event and at least five Business Days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company shall provide the Trustee with a notice to the Holders of the Securities that a Special Mandatory Redemption is to occur and request the Trustee to, at the Company’s expense, deliver (in accordance with the procedures of DTC) such notice; provided, however, that the Special Mandatory Redemption Notice and notice to Holders will be provided to the Trustee no less than three Business Days prior to the date that such notice is to be delivered to Holders, or such shorter time as the Trustee may agree. Within three Business Days (or such other minimum period as may be required by DTC) after the Trustee’s delivery of such notice of a Special Mandatory Redemption Event, the Company shall complete the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

On the Business Day prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee any amounts necessary to fund the redemption of the Securities at the Special Mandatory Redemption Price.

The Trustee shall use such amounts on deposit to pay the Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of DTC.

The provisions of this paragraph 3 may not be waived or modified without the written consent of all Holders of the Securities.

4.       Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each Holder of the Securities will have the right to require the Company to redeem the Securities on the terms and conditions set forth in the Indenture.

5.       If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6.       The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

7.       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8.       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

9.       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.       The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

11.       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

13.       All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

14.       The Securities of this series are not subject to any sinking fund.

15.       The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by Sonoco Products Company pursuant to Section 2.7 (Change of Control Repurchase Event) of the Indenture, check the box below:

[   ] Section 2.7

If you want to elect to have only part of the Security purchased by Sonoco Products Company pursuant to Section 2.7 of the Indenture, state the amount you elect to have purchased:

$______________

Date:	Your Signature:
(Sign exactly as your name appears on the Security)

Tax Identification Number: ______________

Signature guarantee: ____________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

EXHIBIT C

[FORM OF FACE OF 2032 NOTE]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

SONOCO PRODUCTS COMPANY
2.850% Notes due 2032

$[●]

NO. 2032-[●]	CUSIP 835495 AP7

SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal of [●] HUNDRED MILLION DOLLARS ($[●],000,000) on February 1, 2032, and to pay interest thereon from January 21, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing August 1, 2022, at the rate of 2.850% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: [●]

SONOCO PRODUCTS COMPANY

By:
Attest:			Name:
	Secretary		Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK, As Trustee

By:
Date: [●]		Authorized Officer

[FORM OF REVERSE OF 2032 NOTE]
SONOCO PRODUCTS COMPANY

2.850% Notes due 2032

1.       This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a Sixth Supplemental Indenture, dated as of January 21, 2022 (as so supplemented, herein called the “Indenture”), between the Company and Regions Bank (as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to the Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association), as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $500,000,000; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Notes as provided in the Indenture. Such additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

2.       At any time prior to November 1, 2031 (the “Par Call Date”), the Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the redemption date.

In addition, at any time on or after the Par Call Date, the Securities will be redeemable at any time or from time to time, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest on the Securities, calculated assuming a 360-day year consisting of twelve 30-day months, to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third Business Day preceding the applicable redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to verify or confirm any such calculation.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the principal amount of the Securities to be redeemed. New Securities in a principal amount equal to the unredeemed portion of the Securities will be issued in the name of the Holder of the Securities upon surrender for cancellation of the original Securities. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

3.       In the event that (a) the transactions contemplated by the Equity Purchase Agreement and Agreement and Plan of Merger, dated as of December 19, 2021 (the “Ball Metalpack Agreement”), among the Company, Magnet Merger Sub LLC, PE Spray Holdings, L.P., Ball Metalpack Holding, LLC, and Platinum Equity Advisors, LLC are not consummated on or before June 20, 2023 (the “Outside Date”) or (b) at any time prior to the Outside Date, the Ball Metalpack Agreement is terminated (either such event being a “Special Mandatory Redemption Event”), the Company shall redeem the Securities (the “Special Mandatory Redemption”) at the Special Mandatory Redemption Price. The “Special Mandatory Redemption Price” shall be a price equal to 101% of the principal amount of the Securities, plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (as defined below) (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

Notice of the occurrence of a Special Mandatory Redemption Event shall be delivered by the Company (a “Special Mandatory Redemption Notice”) to the Trustee within three Business Days following the occurrence of a Special Mandatory Redemption Event and at least five Business Days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company shall provide the Trustee with a notice to the Holders of the Securities that a Special Mandatory Redemption is to occur and request the Trustee to, at the Company’s expense, deliver (in accordance with the procedures of DTC) such notice; provided, however, that the Special Mandatory Redemption Notice and notice to Holders will be provided to the Trustee no less than three Business Days prior to the date that such notice is to be delivered to Holders, or such shorter time as the Trustee may agree. Within three Business Days (or such other minimum period as may be required by DTC) after the Trustee’s delivery of such notice of a Special Mandatory Redemption Event, the Company shall complete the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

On the Business Day prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee any amounts necessary to fund the redemption of the Securities at the Special Mandatory Redemption Price.

The Trustee shall use such amounts on deposit to pay the Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of DTC.

The provisions of this paragraph 3 may not be waived or modified without the written consent of all Holders of the Securities.

4.       Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each Holder of the Securities will have the right to require the Company to redeem the Securities on the terms and conditions set forth in the Indenture.

5.       If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6.       The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

7.       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8.       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

9.       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.       The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

11.       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

13.       All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

14.       The Securities of this series are not subject to any sinking fund.

15.       The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by Sonoco Products Company pursuant to Section 2.7 (Change of Control Repurchase Event) of the Indenture, check the box below:

[   ] Section 2.7

If you want to elect to have only part of the Security purchased by Sonoco Products Company pursuant to Section 2.7 of the Indenture, state the amount you elect to have purchased:

$______________

Date:	Your Signature:
(Sign exactly as your name appears on the Security)

Tax Identification Number: ______________

Signature guarantee: ____________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

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